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                                                                    EXHIBIT 10.8

                            BOND PURCHASE AGREEMENT

          BOND PURCHASE AGREEMENT dated August 8, 2000 among CHESTER COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY (the "Issuer"), INNOVATIVE SOLUTIONS AND SUPPORT, LLC (the "Borrower") and PNC CAPITAL MARKETS, INC., as Underwriter (the "Underwriter").

          A. The Issuer is issuing its Industrial Development Revenue Bonds, 2000 Series A (Innovative Solutions and Support, LLC Project) in the aggregate principal amount of $4,335,000 (the "Bonds") pursuant to a Trust Indenture dated as of August 1, 2000 (the "Indenture") between the Issuer and Chase Manhattan Trust Company, National Association, as Trustee (the "Trustee").

          B. Pursuant to a Loan Agreement dated as of August 1, 2000 between the Issuer and the Borrower (the "Loan Agreement"), the proceeds of the Bonds are being applied to finance the costs of the acquisition, construction and equipping of an approximately 45,000 square foot manufacturing facility located at 710 Pennsylvania Drive, Exton, Pennsylvania (the "Project") to be owned by the Borrower. Under the Loan Agreement, the Borrower is obligated to make loan payments to the Trustee in amounts and at the times sufficient to pay, when due, the principal of, premium, if any, on and interest on the Bonds.

          C. The Bonds will initially be issued in the Weekly Mode and bear interest at a Weekly Rate as provided in the Indenture (such terms being used herein as defined in the Indenture). Subject to and upon compliance with the terms of the Bonds and the Indenture, Bonds may be tendered for purchase upon demand of the owners thereof. The Bonds will also be subject to mandatory tender for purchase under certain circumstances as provided in the Indenture. The Issuer has appointed PNC Capital Markets, Inc. as Remarketing Agent (including any successor in such capacity, the "Remarketing Agent") under the Indenture for the purpose of remarketing Bonds which have been optionally tendered for purchase pursuant to the terms and conditions set forth in the Indenture. In connection with such appointment, the Borrower and the Remarketing Agent have entered into a Remarketing Agreement dated as of August 1, 2000 (the "Remarketing Agreement").

          D. The Bonds are being issued pursuant to one or more resolutions adopted by the Issuer on April 19, 2000 (the "Resolution") and are secured by an assignment by the Issuer under the Indenture of (i) the Issuer's rights under the Loan Agreement to receive loan payments corresponding in time and amounts to the payments of principal of, premium, if any, on and interest on the Bonds and
(ii) the Issuer's rights to all moneys and investments held from time to time in the Project Fund and the Bond Fund created under the Indenture.

          E. In order to facilitate the sale of the Bonds, the Borrower will cause to be delivered to the Trustee an Irrevocable Letter of Credit (the
"Letter of Credit") issued by PNC
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Bank, National Association (as issuer of the Letter of Credit, the "Bank") under which the Trustee will be authorized to draw up to (1) an amount equal to the principal of the Bonds outstanding (i) to pay the principal of the Bonds when due at maturity or upon redemption or acceleration or (ii) to pay the portion of the purchase price of Bonds tendered for purchase pursuant to the Indenture corresponding to the principal of such Bonds to the extent remarketing proceeds are not available for such purpose, plus (2) an amount equal to 50 days accrued interest on the Bonds at a maximum rate of 12% per annum (i) to pay interest on the Bonds when due or (ii) to pay the portion of the purchase price of Bonds tendered for purchase pursuant to the Indenture corresponding to the accrued interest, if any, on such Bonds to the extent remarketing proceeds are not available for such purpose.

          F. To provide for the execution of the Letter of Credit, the Borrower will enter into a Reimbursement, Credit and Security Agreement dated as of August 1, 2000 (the "Reimbursement Agreement") with the Bank pursuant to which the Borrower will be obligated to reimburse the Bank, with interest for all draws under the Letter of Credit. The Borrower's obligations to the Bank under the Reimbursement Agreement will be secured by (i) a mortgage and security agreement delivered by the Borrower to the Bank covering the Project, (ii) an assignment of construction and development documents by the Borrower to the Bank with respect to the Project, (iii) a security agreement among the Borrower, certain affiliates of the Borrower and the Bank creating a first lien security interest in the equipment included in the Project and other personal property of the Borrower and such affiliates, and (iv) guaranties delivered by certain affiliates of the Borrower to the Bank.

          G. The Bonds are limited obligations of the Issuer and are payable solely from payments made by the Borrower under the Loan Agreement, from drawings under the Letter of Credit and from other moneys available for such purpose under and in accordance with the Indenture. Neither the general credit nor the taxing power of the Issuer, the Commonwealth of Pennsylvania, the County of Chester or any other political subdivision thereof is pledged to the payment of the Bonds, and the Bonds shall not be or be deemed to be a general obligation of the Issuer or an obligation of the Commonwealth of Pennsylvania, the County of Chester or any other political subdivision thereof. The Issuer has no taxing power.

          H. It is intended that the Bonds will constitute a qualified small issue within the meaning of Section 144(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder (the "Code") so that interest on the Bonds will be excludable from gross income for purposes of federal income tax, and that in reliance thereon and on the support of the Bonds by the Letter of Credit issued by the Bank, the Underwriter may arrange for the sale of the Bonds without registration under the Securities Act of 1933, as amended (the "Securities Act").

          I. The Borrower acknowledges that the Issuer is selling the Bonds and the Underwriter is purchasing the Bonds in reliance on the representations, covenants and

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indemnities set forth herein. A Preliminary Official Statement dated July 31,
2000 (including the Appendices thereto, the "Preliminary Official Statement") has been prepared for use in connection with the offer and sale of the Bonds and has been delivered to the parties to this Bond Purchase Agreement. The Preliminary Official Statement as it may be amended or supplemented as of the Closing Date (hereinafter defined) is herein referred to as the "Final Official Statement", and the Preliminary Official Statement and the Final Official Statement are herein referred to collectively as the "Official Statement".

          J. The professional advisors referred to in this Bond Purchase Agreement are:

          Bond Counsel: Stevens & Lee, a Professional Corporation
                              Reading, Pennsylvania

          Issuer Counsel:     Conrad O'Brien Gellman & Rohn, P.C.
                              West Chester, Pennsylvania

          Borrower Counsel:   Stevens & Lee, a Professional Corporation
                              Reading, Pennsylvania

          Bank Counsel: Ballard Spahr Andrews & Ingersoll, LLP
                              Philadelphia, Pennsylvania

          Underwriter's       Ballard Spahr Andrews & Ingersoll, LLP
          Counsel:            Philadelphia, Pennsylvania

          K. The Issuer and the Borrower desire the Underwriter to arrange for the sale of the Bonds to the Purchasers or other initial purchasers, according to the terms and subject to the conditions set forth or described herein.

          NOW, THEREFORE, in consideration of the covenants herein contained and intending to be legally bound, the Issuer, the Borrower and the Underwriter hereby agree as follows:

          Section 1. Definitions. Capitalized terms used and defined herein
                     -----------
shall have the meanings set forth herein. Capitalized terms used and not defined herein shall have the respective meanings ascribed to such terms in the Indenture, unless different meanings clearly appear from the context.

          Section 2. Offer to Purchase; Purchase Price; Closing. The Underwriter
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hereby offers to enter into this Bond Purchase Agreement with the Issuer and the
Borrower, for the purchase by the Underwriter and the sale by the Issuer of the Bonds. This offer is made subject

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to acceptance hereof by the Issuer and the Borrower on the date hereof. Upon such acceptance, as evidenced by the signatures of the Chairman or Vice Chairman of the Issuer and the duly authorized representative of the Borrower in the spaces provided below, this Bond Purchase Agreement shall be in full force and effect in accordance with its terms and shall be binding upon the Issuer, the Borrower and the Underwriter.

          Upon the terms and conditions and upon the basis of the representations and warranties herein set forth, the Underwriter hereby agrees to purchase from the Issuer, and the Issuer hereby agrees to sell to the Underwriter all (but not less than all) of the Bonds at a purchase price equal to 98.75% of the principal amount thereof. In addition, the Borrower shall pay to the Underwriter on the date of Closing (as defined below) an amount equal to any and all expenses (including without limitation fees and expenses of counsel) of the Underwriter. The Bonds shall be dated the date of Closing (hereinafter defined), shall mature on such date (subject to prior redemption as described in the Indenture), shall bear interest at such rate, and shall be payable at the times and in the manner, and shall otherwise have the terms and provisions, set forth in the Official Statement.

          The Underwriter intends to offer the Bonds at a price not in excess of the initial offering price or prices set forth in the Official Statement; provided, however, that the Underwriter may change such initial offering price or prices as it deems necessary in connection with the offering of the Bonds without any requirement of prior notice, and may offer and sell the Bonds to certain institutions at prices lower than those stated in the Official Statement.

          Section 3.  Delivery of and Payment for the Bonds.
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               (a)  At or prior to 11:00 a.m., prevailing time in Philadelphia,
Pennsylvania, on August 8, 2000, or at such other time or date as shall have been mutually agreed upon by the Issuer, the Borrower and the Underwriter, the Issuer will deliver or cause to be delivered to the Underwriter the Bonds, in definitive form, duly executed and authenticated by the Trustee, together with the other documents hereinafter mentioned; and, subject to the conditions contained herein, the Underwriter will accept such delivery and pay the purchase price of the Bonds, plus accrued interest, if any, in immediately available funds, by wire transfer, payable to the order of the Trustee.

               (b) Delivery of the definitive Bonds as aforesaid shall be made at the offices of The Depository Trust Company in New York, New York or at such other location as may be designated by the Underwriter at least two business days prior to Closing. Payment for the Bonds shall be made at the offices of the Trustee in Philadelphia, Pennsylvania, and delivery of the other documents shall be made at the offices of Stevens & Lee, Wayne, Pennsylvania, or at such other locations as may be agreed upon by the parties. Such payment and the related delivery is herein called the "Closing." The Bonds will be delivered as fully-registered bonds, bearing proper CUSIP numbers and registered in the name of Cede & Co., as nominee of The

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Depository Trust Company, New York, New York, which will act as securities depository for the Bonds.

               (c) After execution by the Issuer and authentication by the Trustee, the Bonds shall be held in safe custody by the Trustee or any authorized agent for the Trustee. The Trustee shall release or authorize the release of the Bonds from safe custody at the Closing upon receipt of payment for the Bonds as aforesaid.

          Section 4. Representations  of Issuer. In consideration of the
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foregoing and to induce the Underwriter to purchase the Bonds, the Issuer hereby represents to the Underwriter and for the benefit of the Purchasers that:

               (a) The Issuer is a public instrumentality and body corporate and politic of the Commonwealth of Pennsylvania. Under the Pennsylvania Economic Development Financing Law, as amended (the "Act") and by the Resolution, the Issuer has full power and authority to undertake the financing of the Project, to execute, deliver and perform its obligations under the Indenture, the Loan Agreement and this Bond Purchase Agreement, and to issue and deliver the Bonds.

               (b) The Issuer has duly adopted the Resolution and authorized the Indenture, the Loan Agreement and this Bond Purchase Agreement, the issuance and sale of the Bonds, and all actions necessary or appropriate to carry out the same, and each such document, when executed and delivered by the Issuer, will constitute the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws or equitable principles affecting the enforcement of creditors' rights generally.

               (c) The execution, delivery and performance by the Issuer of the Indenture, the Loan Agreement and this Bond Purchase Agreement, and the issuance and delivery of the Bonds, do not and will not violate or conflict with any provision of the Constitution of the Commonwealth of Pennsylvania or any applicable statute (including the Act), or any rule, order, regulation, judgment or decree of any court, agency or other governmental or administrative board or body to which the Issuer is subject, or conflict with or constitute a breach of or a default under any indenture, mortgage, deed of trust, agreement or other instrument to which the Issuer is a party or by which it is bound.

               (d) No additional or further approval, consent or authorization of any governmental or public body or agency not already obtained prior to the issuance of the Bonds is required to be obtained by the Issuer in connection with the entering into and performing of its obligations under the Indenture, the Loan Agreement and this Bond Purchase Agreement and the issuance and delivery of the Bonds.

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               (e)  There is no action, suit, proceeding, investigation or inquiry by or before any court, agency or other governmental or administrative board or body pending or, to the knowledge of the Issuer, threatened challenging or contesting the powers of the Issuer, the authorization of any members, directors, commissioners or officers of the Issuer to act in their respective capacities, the issuance of the Bonds, the validity or enforceability of the Indenture, the Loan Agreement or this Bond Purchase Agreement, or the performance by the Issuer of any of its obligations thereunder.

               (f) The information under the caption "The Issuer" in the Official Statement is correct and complete, and the Issuer has approved and authorized the use of the Official Statement by the Underwriter.

The foregoing representations shall survive Closing.

          Section 5. Representations of Borrower. In consideration of the
                     ---------------------------
foregoing, to induce the Issuer to issue the Bonds and to induce the Underwriter to purchase the Bonds, the Borrower hereby represents and warrants to the Issuer and the Underwriter that:

               (a) The Borrower is a limited liability company duly organized and validly existing under the laws of the Commonwealth of Pennsylvania, with full power and authority to undertake the financing of the Project as contemplated by this Bond Purchase Agreement and the Official Statement, to execute and deliver the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement, this Bond Purchase Agreement and all other documents delivered by the Borrower in connection with the financing of the Project and to perform its obligations thereunder.

               (b) The execution and delivery by the Borrower of the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement, this Bond Purchase Agreement and all other documents delivered by the Borrower in connection with the financing of the Project, have been duly authorized by the Borrower, and each such document, when executed and delivered by the Borrower, will constitute the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws or equitable principles affecting the enforcement of creditors' rights generally and rights to indemnity may be limited by applicable law. No approval or other action by any governmental or administrative board or body is required in connection with the execution, delivery or performance by the Borrower of the same, except such as have been obtained.

               (c) The execution, delivery and performance by the Borrower of the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement, this Bond Purchase Agreement and any other document delivered by the Borrower in connection

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     with the financing of the Project do not and will not violate or conflict with any provision of any statute or any rule, order, regulation, judgment or decree of any court, agency or other governmental or administrative board or body to which the Borrower is subject, or violate, conflict with or constitute a breach of or default under any provision of any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its properties is bound.

               (d) All licenses, consents, approvals or authorizations of any federal, state or local governmental agency required on the part of the Borrower to be obtained in connection with the execution and delivery of the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement and this Bond Purchase Agreement, the performance by the Borrower of its obligations thereunder and the Borrower's consummation of the transactions contemplated thereby and by the Official Statement, have been duly obtained, and the Borrower has complied with all applicable provisions of law requiring any designation, declaration, filing, registration or qualification with any governmental authority in connection therewith; it being understood that the Borrower has obtained, or prior to the commencement of acquisition, construction and/or equipping of each component of the Project will obtain, all licenses, consents, approvals and authorizations of any and all federal, state or local governmental authorities required on the part of the Borrower to be obtained in connection with the acquisition, construction and/or equipping of such component of the Project, and that the Borrower has no reason to believe that it will not be able to obtain, when required, all further governmental licenses, consents, approvals and authorizations necessary for the acquisition, construction, equipping and/or operation of the Project as contemplated by the Loan Agreement and any and all other documents delivered by the Borrower in connection with the financing of the Project.

               (e) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or, to the knowledge of the Borrower, threatened against the Borrower wherein an unfavorable decision, ruling or finding would have a material adverse effect on the financial condition of the Borrower, the acquisition, construction, equipping and/or operation of the Project, the transactions contemplated by this Bond Purchase Agreement and the Official Statement, the validity or enforceability of the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement, this Bond Purchase Agreement or any other document delivered by the Borrower in connection with the financing of the Project or the existence or powers of the Borrower. There is no existing violation by the Borrower of any applicable statute, rule, order or regulation of any governmental body which could materially and adversely affect the financial condition or operations of the Borrower or the Project.

               (f) The Official Statement (other than the information contained therein under the caption "The Issuer" and in Appendix B thereto, with respect to which

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     no representation is made) does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Borrower hereby approves and authorizes the use thereof by the Underwriter.

The foregoing representations and warranties shall survive Closing.

          Section 6.  Covenants of Issuer.  The Issuer covenants that:
                      -------------------

               (a) The Issuer will cooperate with the Underwriter in the qualification of the Bonds (and, if necessary, any other security contemplated by this Bond Purchase Agreement and the Official Statement) for offering and sale in, and the determination of their eligibility for investment under the laws of, such jurisdictions as the Underwriter shall designate, provided that the Issuer shall not be required to qualify to do business or consent to service of process in any state or jurisdiction other than the Commonwealth of Pennsylvania and the Issuer's out-of-pocket costs shall be paid out of the Bond proceeds or otherwise provided for.

               (b) The Issuer will refrain from taking any action, with regard to which it may exercise control, that would result in the loss of the exclusion of the interest on the Bonds from gross income for federal income tax purposes.

          Section 7.  Covenants of Borrower.  The Borrower covenants that:
                      ---------------------

               (a) The Borrower will provide to the Underwriter not later than the Closing Date the Final Official Statement in such quantity as the Underwriter may reasonably request, and will use its best efforts to amend the Final Official Statement if and as necessary so that it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (b) The Borrower will promptly notify the Underwriter of any material adverse change with respect to the financing of the Project as contemplated by this Bond Purchase Agreement and the Official Statement or with respect to its business, properties or financial condition, occurring before Closing which would require a change in the Official Statement in order to make the information contained therein not misleading in connection with the sale of the Bonds.

               (c) The Borrower will cooperate with the Underwriter in the qualification of the Bonds (and, if necessary, any other security contemplated by this Bond Purchase Agreement or the Official Statement) for offering and sale in, and the determination of their eligibility for investment under the laws of, such jurisdictions as

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     the Underwriter shall designate; provided that the Borrower shall not be required to qualify to do business under the laws of any jurisdiction where it is not now so qualified or to file any general consent to service of process where it is not now so subject.

               (d) The Borrower will refrain from taking any action, or voluntarily permitting any action to be taken, that results in the loss of the exclusion of the interest on the Bonds from gross income for federal income tax purposes.

               (e) To the extent permitted by applicable law, the Borrower will indemnify, hold harmless, protect and defend the Issuer and its members, directors, commissioners, officers and employees, past, present and future, and the Underwriter and its directors, officers and employees, past, present and future, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act (hereinafter collectively called the "Indemnified Parties"), against any and all losses, claims, damages, liabilities or expenses whatsoever arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Official Statement (other than the information contained therein under the caption "The Issuer"), or any omission or alleged omission to state therein a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading or (ii) an allegation or determination that registration under the Securities Act was required in connection with the issuance or sale of the Bonds or that the Indenture should have been qualified under the Trust Indenture Act of 1939, as amended. In case any action or claim shall be brought or asserted against one or more of the Indemnified Parties with respect to the matters subject to the indemnity provided by this Section, the Indemnified Party or Parties shall promptly notify the Borrower in writing, and the Borrower shall promptly assume the defense thereof, including the employment of counsel satisfactory to such Indemnified Party or Parties and the payment of all expenses. Any one or more of the Indemnified Parties shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless (i) the employment thereof has been specifically authorized by the Borrower, (ii) the Borrower has failed to assume promptly the defense and employ counsel satisfactory to such Indemnified Party or Parties or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Party or Parties and the Borrower, and such Indemnified Party or Parties shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Borrower (in which case the Borrower shall not have the right to assume the defense of such action on behalf of such Indemnified Party or Parties), in any of which events such fees and expenses shall be borne by the Borrower. The Borrower shall not be liable for any settlement of such action effected without its consent (such consent not to be unreasonably withheld), but if settled with the consent of the Borrower, or if there is final judgement for the plaintiff in any such action

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     with or without consent, the Borrower agrees to indemnify and hold harmless the Indemnified Party or Parties from and against any loss or liability by reason of settlement or judgement. The indemnity provided in this Section includes reimbursement for expenses incurred by the Indemnified Parties in investigating the claim and in defending it in accordance with the terms of this Section. The indemnity provided in this Section shall survive Closing.

               (f) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (e) of this Section is due in accordance with its terms but is for any reason unavailable or insufficient, the Borrower shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) to which the Underwriter may be subject in such proportion so that the Borrower bears them in a portion that considers the benefits received by the Borrower from the issuance of the Bonds, the Borrower's knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct or prevent any statement or omission and any other equitable considerations appropriate under the circumstances; and no person (including the Underwriter) guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person who controls the Underwriter within the meaning of
     Section 15 of the Securities Act shall have the same rights as the Underwriter. Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against the Borrower under this paragraph, notify the Borrower, but the omission so to notify the Borrower shall not relieve the Borrower from any other obligation it may have hereunder or otherwise under this paragraph.

          Section 8. Conditions of Closing. The Underwriter's obligation to
                     ---------------------
   purchase the Bonds is subject to fulfillment of the following conditions at or before Closing:

               (a) The Issuer's and the Borrower's representations hereunder shall be true on and as of the Closing Date and shall be confirmed by certificates at Closing.

               (b) Neither the Issuer nor the Borrower shall have defaulted in any of their covenants hereunder.

               (c)  The Underwriter shall have received:

                    (i) original executed copies (or photocopies thereof) of the Indenture, the Loan Agreement, the Letter of Credit, the Reimbursement

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          Agreement, the Remarketing Agreement and all other documents executed in connection therewith or delivered at Closing;

                    (ii) opinions of Bond Counsel dated the Closing Date with respect to the matters set forth in Exhibits A, B and C attached hereto;

                    (iii) an opinion of Issuer Counsel dated the Closing Date with respect to the matters set forth in Exhibit D attached hereto;

                    (iv) an opinion or opinions of Borrower Counsel dated the Closing Date with respect to the matters set forth in Exhibit E attached hereto;

                    (v) an opinion of Bank Counsel dated the Closing Date with respect to the matters set forth in Exhibit F attached hereto;

                    (vi) an opinion of Underwriter Counsel dated the Closing Date with respect to the matters set forth in Exhibit G attached hereto; and

                    (vii) a certificate and agreement of the Bank dated the Closing Date in the form set forth in Exhibit H attached hereto.

               (d) At Closing there shall not have been any adverse change with respect to the Project or the financing thereof as contemplated by the Official Statement and this Bond Purchase Agreement or in the business, property or financial condition of the Borrower, except as set forth in or contemplated by the Official Statement, which, in the judgment of the Underwriter, is material and makes it inadvisable to proceed with the sale of the Bonds; and the Underwriter shall have received certificates that no material adverse change has occurred or, if such a change has occurred, full information with respect thereto.

               (e) The Underwriter shall receive such documentation as it may reasonably request to evidence that the Borrower has received all necessary state and local licenses and approvals from applicable state and local governmental authorities required on the part of the Borrower to be obtained in connection with the execution and delivery of the Loan Agreement and this Bond Purchase Agreement and the Borrower's consummation of the transactions contemplated thereby and by the Official Statement.

               (f) The Underwriter shall receive such additional documentation as it may reasonably request to evidence compliance with applicable law, the validity of the Resolutions, the Bonds, the Indenture, the Loan Agreement, the Letter of Credit, the Reimbursement Agreement, the Remarketing Agreement, this Bond Purchase Agreement and all other documents delivered by the Borrower in connection with the financing of

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     the Project and to demonstrate the status of the offering of the Bonds under the Securities Act and the exclusion of the interest on the Bonds from gross income for federal income tax purposes.

          Section 9. Events Permitting Underwriter to Terminate. The Underwriter
                     ------------------------------------------
may terminate its obligation to purchase the Bonds at any time before Closing if any of the following occur:

               (a) Legislative, executive or regulatory action or a court decision which, in the judgment of the Underwriter, casts sufficient doubt on the legality of obligations such as the Bonds, or the exclusion of interest on obligations such as the Bonds from gross income for federal income tax purposes, so as to impair materially the marketability thereof;

               (b) Any action by the Securities and Exchange Commission or a court which would require any registration under the Securities Act, in connection with the issuance or sale of the Bonds, or qualification of the Indenture under the Trust Indenture Act of 1939, as amended;

               (c) Any general suspension of trading in securities on the New York Stock Exchange or the establishment by the New York Stock Exchange, by the Securities and Exchange Commission, by any federal or state agency or by the decision of any court, of any limitation on prices for such trading, or any outbreak of hostilities or occurrence of any other national or international calamity or crisis, the effect of which on the financial markets of the United States shall be such as to make it impracticable for the Underwriter to enforce contracts for the sale of the Bonds; or

               (d) Any event or condition which, in the judgment of the Underwriter, renders untrue or incorrect, in any material respect as of the time to which the same purports to relate, the information contained in the Official Statement, or which requires that information not reflected in the Official Statement should be reflected therein in order to make the statements and information contained therein not misleading in any material respect as of such time.

If the Underwriter terminates its obligations to purchase the Bonds because any of the conditions specified in Section 8 or 9 shall not have been fulfilled or shall have occurred at or before the Closing, such termination shall not result in any liability on the part of the Issuer or the Underwriter.

          Section 10. Notices and Other Actions. All notices, demands and formal
                      -------------------------
actions hereunder shall be in writing mailed, telegraphed or delivered to:

          The Issuer:
          ----------

               Chester County Industrial Development Authority
               750 N. Pottstown Pike
               Exton, PA 19341
               Attention:  Executive Director

          The Borrower:
          ------------

               Innovative Solutions and Support, LLC
               420 Lapp Road
               Malvern, PA 19355
               Attention:  Roger Mitchell

          The Underwriter:
          ---------------

               PNC Capital Markets, Inc.
               One PNC Plaza, 25/th/ Floor
               249 Fifth Avenue
               Pittsburgh, PA 15222-2707
               Attention:  Paul Feldman

          Section 11. Governing Law. This Bond Purchase Agreement shall be
                      -------------
governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


          Section 12. Assignment; Successors and Assigns. The rights and
                      ----------------------------------
obligations of the Borrower and the Issuer hereunder shall not be assignable without the prior written consent of the Underwriter. This Bond Purchase Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and assigns, and will not confer any rights upon any other persons except that the Purchasers shall be beneficiaries of the representations in Sections 4 and 5 hereof.

          Section 13. Counterparts. This Bond Purchase Agreement may be executed
                      ------------
in any number of counterparts, all of which taken together shall be one and the same instrument, and any parties hereto may execute this Bond Purchase Agreement by signing any such counterpart.

          Section 14. Expenses. Whether or not the Bonds are sold by the Issuer,
                      --------
the Underwriter shall be under no obligation to pay any fees or expenses incident to the performance of the obligations of the Issuer. All fees, expenses and costs to effect the authorization, preparation, issuance, delivery and sale of the Bonds (including without limitation the Issuer's fees and legal and other expenses), the fees and disbursements of Bond Counsel, the underwriting fee and expenses (including legal, travel and newspaper "tombstone" advertisement expenses) of the Underwriter and the expenses and costs for the preparation, printing, photocopying, execution and delivery of the Official Statement, the Bonds, the Indenture, the Loan Agreement, the Letter of Credit, the Reimbursement Agreement, the Remarketing Agreement, this Bond Purchase Agreement and all other documents contemplated hereby and/or delivered at Closing, shall be paid by the Borrower or by the Trustee from moneys deposited in the Project Fund established under the Indenture pursuant to appropriate closing statements and/or requisitions signed and delivered by the Borrower.

          IN WITNESS WHEREOF, the Issuer, the Borrower and the Underwriter have caused their duly authorized representatives to execute and deliver this Bond Purchase Agreement as of the date first written above.

[SEAL]                                CHESTER COUNTY INDUSTRIAL
                                      DEVELOPMENT AUTHORITY



Attest: _________________________     By ______________________________
Title:                                Title:



                                      INNOVATIVE SOLUTIONS AND
                                      SUPPORT, LLC, by its sole Member and
                                      Manager, Innovative Solutions and Support,
                                      Incorporated



                                      By ______________________________
                                      Title:  Chief Financial Officer



                                      PNC CAPITAL MARKETS, INC.



                                      By ______________________________
                                      Title:  Director

This execution page is part of the Bond Purchase Agreement dated August 8, 2000 among Chester County Industrial Development Authority, Innovative Solutions and Support, LLC and PNC Capital Markets, Inc.

                                   EXHIBIT A
                                   ---------

                            Points to Be Covered in
                            Opinion of Bond Counsel

                 (Terms defined in the Bond Purchase Agreement
                    are used herein with the same meanings)


          1. The Issuer is a body corporate and politic and a public instrumentality of the Commonwealth of Pennsylvania, duly organized and validly existing under the Pennsylvania Act, with full power and authority to undertake the financing of the Project, to execute and deliver the Loan Agreement and the Indenture and to issue the Bonds.

          2. The Indenture and the Loan Agreement have each been duly authorized, executed and delivered by the Issuer and each constitutes the legal, valid and binding obligation of the Issuer enforceable in accordance with its respective terms.

          3. The issuance and sale of the Bonds have been duly authorized by the Issuer. The Bonds have been duly executed and delivered by the Issuer and, assuming due authentication by the Trustee, the Bonds are entitled to the benefit and security of the Indenture and constitute the legal, valid and binding special limited obligations of the Issuer enforceable in accordance with their terms.

          4. Under the laws of the Commonwealth of Pennsylvania, the Bonds and interest on the Bonds shall be free from taxation for State and local purposes within the Commonwealth of Pennsylvania, but this exemption does not extend to gift, estate, succession or inheritance taxes or any other taxes not levied directly on the Bonds or the interest thereon. Under the laws of the Commonwealth of Pennsylvania, profits, gains or income derived from the sale, exchange or other disposition of the Bonds are subject to State and local taxation within the Commonwealth of Pennsylvania.

          5. Interest on the Bonds is not includable in gross income for federal income tax purposes under Section 103(a) of the Code.

          6. Under the Code, interest on the Bonds constitutes an item of tax preference under Section 57 of the Code and thus is subject to alternative minimum tax for federal income tax purposes.

                                   EXHIBIT B
                                   ---------

                            Points to be Covered in
                     Supplemental Opinion of Bond Counsel

                 (Terms defined in the Bond Purchase Agreement
                    are used herein with the same meanings)


          1. The Bonds are exempt from registration under the Securities Act of 1933, as amended. The Indenture is not required to be qualified under the provisions of the Trust Indenture Act of 1939, as amended.

          2. The descriptions and summaries of the Bonds, the Loan Agreement and the Indenture purported to be summarized in the sections of the Official Statement entitled "The Bonds" (except for the information contained under the caption entitled "Book Entry Only System" therein), "The Loan Agreement" and "The Trust Indenture" fairly summarize the applicable provisions of the Bonds, the Loan Agreement and the Indenture.

          3. The Bond Purchase Agreement has been duly authorized, executed and delivered by the Issuer.

                                   EXHIBIT C
                                   ---------

                            Points to be Covered in
                      Preference Opinion of Bond Counsel
                      ----------------------------------

                 (Terms defined in the Bond Purchase Agreement
                    are used herein with the same meanings)


          1. Payments made by the Trustee to the owners of the Bonds representing payments of principal of and interest at the Weekly Rate on such Bonds as provided in Section 5.04 of the Indenture from the proceeds of draws on the Letter of Credit, and payments made by the Trustee to pay the purchase price of Bonds as provided in Section 4.01 or 4.02 of the Indenture from the proceeds of draws on the Letter of Credit, will not constitute transfers of property of the Issuer or the Borrower or any Affiliate avoidable under Section 547(b) and recoverable from the owners of such Bonds under Section 550(a) of the United States Bankruptcy Code (the "Bankruptcy Code"), in the event of a bankruptcy case under the Bankruptcy Code by the Issuer or by or against the Borrower or any Affiliate, as debtor.

          2. Payments made by the Trustee to pay the purchase price of Bonds as provided in Section 4.01 or 4.02 of the Indenture from the proceeds of remarketing such Bonds by the Remarketing Agent to persons other than the Issuer or the Borrower or any Affiliate will not constitute transfers of property of the Issuer or the Borrower or any Affiliate avoidable under Section 547(b) and recoverable from the owners of such Bonds under Section 550(a) of the Bankruptcy Code, in the event of a bankruptcy case under the Bankruptcy Code by the Issuer or by or against the Borrower or any Affiliate, as debtor.

                                   EXHIBIT D
                                   ---------

                            Points to be Covered in
                           Opinion of Issuer Counsel
                           -------------------------

                 (Terms defined in the Bond Purchase Agreement
                      are used herein with same meanings)


          1. The Issuer is a public instrumentality and body corporate and politic of the Commonwealth of Pennsylvania organized and existing under the Act. Under the Act, and by the Resolution, the Issuer has full power and authority to undertake the financing of the Project, to execute, deliver and perform its obligations under the Indenture, the Loan Agreement and the Bond Purchase Agreement and to issue and deliver the Bonds.

          2. The Resolution has been duly adopted by the Issuer, complies in all respects with the procedural rules of the Issuer and the requirements of Commonwealth of Pennsylvania law (including the Act) and remains in full force and effect on the date hereof.

          3. The members and officers of the Issuer identified in the Issuer's General Certificate delivered at the closing for the issuance of the Bonds have been duly elected or appointed, and are qualified to serve as such. To the best of such counsel's knowledge, no member or officer of the Issuer has any financial interest, direct or indirect, in the Borrower or the Project or the financing thereof.

          4. The Indenture, the Loan Agreement, the Bond Purchase Agreement and the Bonds have been duly authorized, executed and delivered by the Issuer and, assuming due authorization, execution and delivery by the other parties thereto, constitute legal, valid and binding obligations of the Issuer enforceable in accordance with their respective terms, except as enforcement may be limited by general principles of equity, regardless of whether applied in a proceeding in equity or at law, or by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally.

          5. The execution, delivery and performance by the Issuer of the Indenture, the Loan Agreement and the Bond Purchase Agreement and the issuance and delivery of the Bonds do not and will not violate or conflict with any provision of the Constitution of the Commonwealth of Pennsylvania or any applicable statute (including the Act), or any rule, order, regulation, judgment or decree of any court, agency or other governmental or administrative board or body to which the Issuer is subject, or conflict with or constitute a breach of or a default under any indenture, mortgage, deed of trust, agreement or other instrument to which the Issuer is a party or by which it is bound.

          6. Except for any approval, consent or authorization required under the securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Bonds, as to which no opinion is expressed, no additional or further approval, consent or authorization of any governmental or public agency or authority not already obtained is required by the Issuer in connection with the issuance or delivery of the Bonds or the entering into and performance of its obligations under the Indenture, the Loan Agreement or the Bond Purchase Agreement.

          7. There is no action, suit, proceeding or investigation by or before any court, agency or other governmental or administrative board or body, pending or, to the best of such counsel's knowledge, threatened against the Issuer, challenging or contesting the powers of the Issuer, the authorization of any members or officers of the Issuer to act in their respective capacities, or the issuance of the Bonds, or in which an unfavorable decision, ruling or finding would adversely affect the validity or enforceability of the Indenture, the Loan Agreement or the Bond Purchase Agreement, the performance by the Issuer of any of its obligations thereunder, or the issuance or delivery of the Bonds.

          8. The information contained in the Official Statement under the caption "The Issuer" does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein, in light of the circumstance under which they are made, not misleading. Except as set forth in this paragraph, no opinion is expressed with respect to the adequacy or accuracy of the Official Statement or other information pertaining to the offering for sale of the Bonds.

                                   EXHIBIT E
                                   ---------

                            Points to be Covered in
                          Opinion of Borrower Counsel
                          ---------------------------

                 (Terms defined in the Bond Purchase Agreement
                    are used herein with the same meanings)


               1. The Borrower is a limited liability company duly organized and validly existing under the laws of the Commonwealth of Pennsylvania, and has full power and authority to execute and deliver the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement and the Bond Purchase Agreement and the other documents executed and delivered by the Borrower in connection therewith and to undertake and perform its obligations thereunder.

               2. The Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement and the Bond Purchase Agreement have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable in accordance with their respective terms, except to the extent the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws or equitable principles affecting the enforcement of creditors' rights generally and as rights to indemnity may be limited by applicable law.

               3. The execution, delivery and performance of the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement and the Bond Purchase Agreement by the Borrower do not and will not violate or conflict with any provision of any statute or any rule, order, regulation, judgment or decree of any court, agency or other governmental or administrative board or body to which the Borrower is subject, or conflict with or constitute a breach of or a default under any provision of any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower is a party or by which the Borrower or any of its properties is bound.

               4. All licenses, consents, approvals or authorizations of any federal, state or local governmental authority required on the part of the Borrower to be obtained in connection with the execution and delivery of the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement and the Bond Purchase Agreement, the performance by the Borrower of its obligations thereunder and the Borrower's consummation of the transactions contemplated thereby and by the Official Statement, have been duly obtained, and the Borrower has complied with all applicable provisions of law requiring any designation, declaration, filing, registration or qualification with any governmental authority in connection therewith, except that no opinion is express in this paragraph with respect to zoning or other local approvals relating to the use of the land included in the Project, the construction of improvements included in the Project or the operation of the Project.

               5. There is no action, suit, proceeding, investigation or inquiry pending or, to the best of such counsel's knowledge, threatened against the Borrower which might materially adversely affect the Project or the business or properties or financial condition of the Borrower, or in which an unfavorable decision, ruling or finding would adversely affect the validity or enforceability of the Loan Agreement, the Reimbursement Agreement, the Remarketing Agreement or the Bond Purchase Agreement or any other document executed and delivered by the Borrower in connection therewith, the performance by the Borrower of any of its obligations thereunder, or the consummation of any of the transactions contemplated thereby or by the Official Statement. To the best of such counsel's knowledge, there is no existing material violation by the Borrower of any applicable statute, rule, order or regulation of any governmental body which could materially and adversely affect the financial condition or operations of the Borrower or the Project.

               6. Nothing has come to such counsel's attention which leads it to believe that the information contained in the Official Statement, excluding the information under the heading "The Issuer" and Appendix B thereto (about which no opinion is expressed), contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   EXHIBIT F
                                   ---------

                            Points to be Covered in
                            Opinion of Bank Counsel
                            -----------------------

                 (Terms defined in the Bond Purchase Agreement
                    are used herein with the same meanings)

               The Letter of Credit constitutes a valid and binding obligation of the Bank, enforceable against the Bank in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, liquidation, readjustment of debt, receivership, moratorium or other laws affecting the enforcement of creditors' rights as such laws may be applied in the event of a bankruptcy, insolvency, reorganization, liquidation, readjustment of debt, receivership or other similar proceeding with respect to the Bank or in the event of any moratorium or similar occurrence affecting the Bank and by equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity). Such equitable principles include the equitable power of a court in a bankruptcy or similar proceeding by or against the Borrower to restrain or enjoin the payment by the Bank of a drawing under the Letter of Credit; however, in such counsel's opinion, any such proceeding would not, in and of itself and absent special circumstances, be the proper basis for a court to enjoin permanently such payment.

                                   EXHIBIT G
                                   ---------

                            Points to be Covered in
                       Opinion of Underwriter's Counsel
                       --------------------------------

                 (Terms defined in the Bond Purchase Agreement
                    are used herein with the same meanings)


               1. The conditions in the Bond Purchase Agreement to the Underwriter's obligation to purchase the Bonds have been satisfied or waived.

               2. No registration with the Securities and Exchange Commission under the Securities Act need be made in connection with the issuance or sale of the Bonds, and the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended.

               3. The descriptions and summaries in the Final Official Statement under the captions "The Bonds", "The Letter of Credit", "The Loan Agreement" and "The Trust Indenture", insofar as the statements contained under such captions purport to summarize certain provisions of the Bonds, the Letter of Credit, the Loan Agreement and the Indenture, are accurate and fairly present the information purported to be shown with respect thereto.

                                   EXHIBIT H
                                   ---------

                       CERTIFICATE AND AGREEMENT OF BANK


               Pursuant to Section 8(c)(vii) of the Bond Purchase Agreement dated August __, 2000 among Chester County Industrial Development Authority (the "Issuer"), Innovative Solutions and Support, LLC (the "Borrower"), and PNC Capital Markets, Inc., as Underwriter, relating to the issuance by the Issuer of $4,335,000 Industrial Development Revenue Bonds, 2000 Series A (Innovative Solutions and Support, LLC Project) (the "Bonds"), the undersigned, PNC Bank, National Association (the "Bank"), hereby certifies that the information concerning the Bank set forth in Appendix B to the Final Official Statement dated August __, 2000 relating to the Bonds (the "Official Statement") is accurate in all material respects. Since March 31, 2000, there has been no material adverse change in financial condition of the Bank taken as a whole except as disclosed in or otherwise contemplated by the Private Official Statement or the documents incorporated therein by reference. The Bank hereby agrees that it will, upon request of any registered or beneficial owners of the Bonds pursuant to the last paragraph of Appendix B to the Final Official Statement, cause to be provided to such owners copies of the documents incorporated by reference in such Appendix B.

               The Bank represents that it does not control, either directly or indirectly through one or more intermediaries, the Borrower and that the Borrower does not control it. "Control" for this purpose has the meaning given to such term in Section 2(a)(9) of the Investment Company Act of 1940, as amended and as interpreted by the Securities and Exchange Commission.

               IN WITNESS WHEREOF, the Bank has caused this Certificate to be executed and delivered this ___ day of August, 2000.

                                        PNC BANK, NATIONAL ASSOCIATION


                                        By _________________________________
                                        Name:
                                        Title:

                                      H-1